EXHIBIT 23







                           Consent of Independent Auditors



               We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-49967) of Southwestern Bell Telephone Company and in the related Prospectus of our report dated February 11, 1994, with respect to the financial statements and schedules of Southwestern Bell Telephone Company included in this Annual Report (Form 10-K) for the year ended
               December 31, 1993.

                                                /s/ Ernst & Young

               San Antonio, Texas
               March 15, 1994